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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington D. C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

                      Date of Report:  April 10, 1998

                          SILVER BUTTE MINING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

                                    IDAHO
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)

             1-5970                             82-0263301
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

  2501 E. SHERMAN AVENUE, #215, COEUR D'ALENE, IDAHO              83814
  ____________________________________________________         __________
         (Address of Principal Executive Offices)              (Zip Code)

                             208 664-0880
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)


**************************************************************************

ITEM 5. OTHER EVENTS

The Registrant received on April 10, 1998, a 10 year renewal of its mineral lease with the State of Idaho on 200 acres of land situated in Township 56 North, Range 2 West, Boise Meridian. The terms and conditions of the lease are substantially the same as existed prior to the renewal, except for the following changes: (1) The Registrant is required in the renewed lease to prepay $500 ($1000 beginning in the sixth year of the lease) as an advance royalty with the annual lease rental payment of $200. (2) The royalty rate is fixed at a flat 5% as opposed to the sliding scale royalty of 2.5% to 10% that existed under the terms of the lease prior to renewal. (3) The State reserves the right to increase the royalty rate upon giving 60 days advance notice to the registrant. The foregoing represents only a summary of the changes to the lease. See Exhibit 1.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 1.1 Mineral lease between Registrant and the State of Idaho is incorporated by reference.







DOCUMENT PAGE:  1 OF 13

****************************************************************************
                                  SIGNATURES
****************************************************************************

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


/s/  R. Richard Rice
_________________________             Date:  May 6, 1998
R. Richard Rice
Title:  President













































DOCUMENT PAGE:  2 OF 13

EXHIBIT 1.1

                                 STATE OF IDAHO
                               DEPARTMENT OF LANDS

                                  Boise, Idaho

                                  MINERAL LEASE
                                                          LEASE No 4004

     THIS INDENTURE, is made on this 1st day of JANUARY, 1998, hereinafter the anniversary date, between the STATE OF IDAHO, by and through the State Board of Land Commissioners as LESSOR, and SILVER BUTTE MINING CO., whose mailing address is 2501 E. SHERMAN AVENUE, #215, COEUR D'ALENE, IDAHO 83814, hereinafter called the Lessee, under and pursuant to Idaho Code title 47, chapter 7 as amended.

This lease shall commence JANUARY 1, 1998 and will terminate DECEMBER 31, 2007.

The Lessor, in consideration of the rents and royalties to be paid and the covenants to be observed by the Lessee, as hereinafter set forth on Pages 2 through 4, does hereby lease and demise unto the Lessee exclusive right and privilege to mine for the following mineral resources:

                          METALLIFEROUS MINERALS

upon the following lands situated in the County of BONNER, State of Idaho, being more particularly described as follows:

TOWNSHIP 56 NORTH, RANGE 2 WEST, B.M., SECTION 36:  the east 1,650 feet of
Section 36, containing 200 acres, more or less, Public School Fund lands and subject to the stipulations contained in Exhibit "A", Exhibit "B", and Exhibit "C" attached hereto and made a part of this lease agreement, and such rights as the State may have in any or all of the said lands.

/S/ Pete T. Cenarrusa                      /S/Philip E. Batt
______________________________________     __________________________________
Secretary of State of the State of Idaho   President of the State Board of
                                           Land Commissioners  and Governor
                                           of the State of Idaho

                     (Great Seal of The State of Idaho)

/S/ Stanley F. Hamilton               /S/ R. Richard Rice
__________________________________   ________________________________________
Director, Department of Lands        LESSEE:  President, Silver Butte
                                              Mining Company











                                       1

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

STATE OF IDAHO )
               )  SS
COUNTY OF ADA  )

On this 2nd day of April, in the year 1998 before me, a Notary Public in and for said state, personally appeared PHILIP E. BATT, known to me to be the Governor of the State of Idaho and President of the State Board of Land Commissioners, and PETE T. CENARRUSA, known to me to be the Secretary of State of Idaho and STANLEY F. HAMILTON, known to me to be the Director of the Department of Lands of the State of Idaho, that executed the said instrument and acknowledged to me that such State Board of Land Commissioners and State of Idaho executed same.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on the day and year last written above.

                         /S/ Susan Moore
                         Notary Public Residing at:  Boise, ID
                         My Bond Expires:  6-8-2001
(Notary Public Seal)

STATE OF IDAHO      )
                    )SS
COUNTY OF KOOTENAI  )

On this 11 day of February, 1998, personally appeared R. Richard Rice, known to me to be: the President of the corporation that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my official seal the day and year first above written.

                         /S/ Barbara S. Suveg
                         Notary Public for:
                         Residing in:  Coeur d'Alene, Idaho
                         My Commission expires:  March 1, 2001
(Notary Public Seal)

DOCUMENT PAGE:  4 OF 13

1. Lessee is granted the rights during the term of this lease to use and occupy so much of the surface of the said lands as may be required for all purposes reasonably incident to the prospecting for, exploration for, development of, production, refining, processing and marketing of said precious metals, minerals and ores produced from said lands, including the right to construct and maintain thereon all works, buildings, plants, waterways, roads, communication lines, reservoirs, tanks or other structures necessary to the full enjoyment thereon for the purpose of the lease, and subject to the conditions laid down in Idaho Code title 47, chapter 7, as amended.

2. TERM: This lease shall continue in force and effect for a term of ten (10) years, and so long thereafter as precious metals, minerals, ores, or any of these are produced in paying quantities, or as much longer thereafter as the Lessee in good faith shall conduct mining operations thereon.

3. LEASE EXTENSION: This mineral lease shall be for a term of ten (10) years, and so long thereafter as precious metals, minerals, ores, or any of these are produced in paying quantities, or as much longer thereafter as the Lessee in good faith shall conduct mining operations thereon.

4. RENEWAL RIGHTS: The leaseholder of this mineral lease, upon the expiration of the initial term, all renewals thereof, and any extension of such initial or renewal term pursuant to
Section 3 above, shall be given the preferential right to renew this lease under such readjustment of the terms and conditions as the Board may determine to be necessary in the interest of the State.

5. RENTAL-, To pay to the Lessor a minimum annual rental of one hundred sixty dollars ($160.00) for any area up to 160 acres, and one dollar ($1.00) thereafter for each additional acre up to a maximum of one section or 640 acres, payable in advance annually, with the first year's rental being TWO HUNDRED dollars ($200), payment whereof is hereby acknowledged. Such rental for any rental year shall be deducted from the royalties as they accrue for that rental year. Lessor shall have no obligation hereunder to give Lessee advance notice of any rental payment.

6. ROYALTY: To keep books of account in Idaho showing the amount of mineral extracted from said property leased, the amount of mineral shipped, sold, or treated, and the amount of money received from the sale of said minerals so extracted and which may be found in upon or around said mine and reduced, sold, treated or shipped. Lessee shall pay to the Lessor the royalty as set forth below in Exhibit 'A.' This royalty shall apply to all minerals, ores or materials mined and removed from the premises herein, and that said books of account concerning pertinent information necessary to verify royalty due Lessor shall be open at all reasonable times to the said Lessor or its authorized agents. Lessee shall pay to the Lessor the royalties) as established in Exhibit "A:, which shall be incorporated and made part hereof.

7. PLAN OF OPERATION: Exploration requiring motorized earth moving equipment and/or mining activities are expressly prohibited on lands covered by this lease until written approval has been received from the Department of Lands.
                                     3
DOCUMENT PAGE:  5 OF 13

     Exploration Activities: Exploration activities of the Lessee shall be conducted in accordance with the applicable provisions of Idaho Code title 47, chapter 13, as amended (Idaho Dredge and Placer Mining Protection Act), or Idaho Code title 47, chapter 15, as amended (Idaho Surface Mining Act), and any stipulations attached hereto and incorporated in this lease.

     Mining and Reclamation Plan: Before mining operations may begin, the Lessee shall submit or cause to be submitted, a Mining and Reclamation Plan in compliance with the applicable provisions of Idaho Code title 47, chapters 13 or 15, as amended, and any stipulations attached hereto or incorporated in this lease. Upon approval from the Department of Lands, the Lessee may initiate mining operations, and the plan, as may be amended in conjunction with the stipulations contained in this lease, shall govern such mining operations under this lease.

8. OPERATING PRACTICES: To conduct all exploration, development and mining operations in a good and workmanlike manner and to properly protect all surface openings or workings where persons or animals are likely to be injured by falling therein or otherwise endangered.

9. MONTHLY PAYMENTS AND STATEMENTS: Lessee shall submit to the Lessor royalty payments in full on or before the thirtieth (30th) day of the month following the month of production for all minerals mined and removed from the premises herein; and to furnish sworn monthly statements therewith on such forms as the Lessor may prescribe, showing in tons or cubic yards the amount of all ore mined and removed; and such other pertinent information necessary to verify said statements as may be requested of its Lessees by the Lessor.

10     INSPECTION:  To afford any person duly authorized by the Lessor, at all reasonable hours, access to the leased premises and to all workings, structures and improvements thereon or connected therewith and also to all books and records of the Lessee relevant to a determination of the amount of royalty to be paid.

11. ANNUAL REPORT: Lessee shall furnish to the Lessor annually and at such other times as the said State Board of Land Commissioners shall require, in the manner and form prescribed by the said State Board of Land Commissioners, a report as to the character and extent of all prospecting, exploratory, development and mining work performed and of all structures and improvements placed upon the leased land, and with a plat showing the locations of all drill holes and other exploratory and development work, structures, and improvements on the leased land. Also, if available, the Lessee shall include with the annual report all sample-assay data showing indications of the tenor or grade of mineral, a detailed log of each borehole and adequate maps so as to make such data meaningful.

12. DWELLING RIGHTS: The Lessee shall not set up a residence of any type, temporary or permanent, on the premises herein without written permission from the Director, Department of Lands expressly authorizing such dwelling or place of abode.

13. ASSIGNMENT: No assignment by the Lessee shall be effective as to the Lessor unless and until there is filed with the Director, Department of Lands, an executed or certified copy of such assignment and a written notice setting forth the name and address, or names and addresses , of the assignee, or assignees, and said assignment is approved by the State Board of Land Commissioners.

                                    4
DOCUMENT PAGE:  6 OF 13

14. TAXES: To pay when due all taxes lawfully assessed and levied under the laws of the State of Idaho, upon the Lessee's interest in the leased land and leased deposits and upon production under this lease and upon structures and improvements of the Lessee on the leased land.

15. STATUTES: To comply with and be subject in all respects to the provisions of Idaho Code title 47, Chapter 7, as amended, which present provisions are hereby made a part hereof to the same extent as if incorporated herein, and to comply with and be subject to the applicable provisions of federal, state and local statutes.

16. PROMOTION: Except as allowed by prior written approval of the Lessor, neither Lessee nor its successors, or assigns shall use the name of the State of Idaho or the fact that its or their operations are to be conducted in whole or in part on state owned lands, under lease or otherwise, in any advertisement or prospectus promoting the sale of stock; provided, however, that the reflection on the accounting or financial records or statements of the Lessee of this lease as an asset of Lessee shall not constitute a breach of this paragraph.

17. FORFEITURE: All leases of mineral deposits shall be conditional upon payment of the rental in advance annually, and upon the payment of the royalty provided for in the lease, and such other provisions as may be provided by the Board, and upon the violation of any of the conditions of the lease, the Board may at its option, after thirty (30) days notice by registered mail, cancel the lease.

        Upon failure or refusal of the Lessee to accept the readjustment of terms and conditions determined by the Board at the end of any lease period, such failure or refusal shall work a forfeiture of the preferential right of the Lessee. A forfeiture of such lease , and all rights of the Lessee thereunder, may be declared by the State Board of Land Commissions for a violation of any of the terms or conditions of said lease or of any rule or regulation of said Board with respect thereto or of any of the provisions of Idaho Code title 47, chapter 7.

         If after the Lessee receives the notice of default, the Lessee in good faith does not agree that it is a default hereunder, the Lessee shall so notify the Lessor within thirty (30) days after the Lessee receives the notice of default, and in that event the foregoing 30 day corrective period shall begin on the date of the final judicial determination that the Lessee was in default under said lease as specified in said notice.

         If the default specified in the notice is of such a nature that it reasonably cannot be corrected with the 30 day period and if the Lessee within said period begins corrective action or starts to correct the default and thereafter diligently carries such corrective action to completion, this lease shall not terminate, or be terminated, for such default.

         In the event that the Lessee shall have procured this lease through fraud, misrepresentation or deceit, then and in that event, this agreement, at the option of the Lessor, shall cease and terminate and shall become ipso facto null and void, and all improvements upon said land or premises under the terms of this lease shall forfeit to and become property of the State of Idaho.





                                     5
DOCUMENT PAGE:  7 OF 13

18. SURRENDER-RELINQUISHMENT: Lessee may surrender this lease or any surveyed subdivision of the area covered by this lease, by filing a written statement of relinquishment.

        In the event of a partial surrender of the land covered by this lease, the annual rental thereafter payable shall be reduced proportionately, but in no case shall the annual rental be less than the minimum annual rental of ONE HUNDRED SIXTY DOLLARS ($160.00).

        A relinquishment may take effect 30 days after it is received by the Department. Thereafter the Lessee shall be relieved of liability under this lease except for the continued obligation of the Lessee and his surety 1) to make payment of all accrued rentals and royalties and 2) to reclaim the surface and natural resources in accord with the approved surface mining plan.

19. LIABILITY: The Lessee hereby agrees to hold harmless and free from liability, the Lessor for any injuries to persons or damage to property occurring on the above described premises to the extent that such injury or damage arises from the negligence of Lessee during the term of this lease.

20. DISPOSITION OF IMPROVEMENTS: Improvements, as defined by Idaho Code title 47, chapter 7, on expiration, cancellation or forfeiture of this lease, shall be disposed of as provided for in said law.

21. EASEMENTS: The Lessor reserves the right to permit for joint or several use, such easements or rights of way upon, through, or in the leased land as may be necessary or appropriate to the working of the same or other land containing mineral deposits and the treatment and shipment of products thereof, by or under authority of the Lessor or its Lessees, and for other public purposes upon the condition that such use shall not unreasonably interfere with the exercise by the Lessee of the right and privileges granted under this lease.

22. SURFACE RIGHTS: There in reserved the right to the Lessor to lease, sell or otherwise dispose of the surface of the lands embraced within this lease for any purpose, grazing, mining, timber, agricultural, or otherwise, subject to the provisions of Idaho Code sections 47-711 and 47-712.

23. TIMBER (Applicable only for state-owned surface): Prior to cutting or removing timber for exploration or development of the mineral property, the Department of lands must be given written notice at least six months in advance of the intended cutting or clearing operation and be reimbursed for the value of any merchantable timber and pre-merchantable timber cut or cleared from the lease site. Cutting and removing of timber growth, other than that permitted during development of mine access roads, mining or construction of facilities associated with mineral removal is prohibited under this lease. The value shall be established by the Lessor using accepted fair market value approach appraisal techniques. Upon payment by the Lessee of the timber value established by the Lessor, title to the timber growth shall pass to the Lessee. The mineral Lessee shall not unreasonably interfere with removal of timber purchased by a third party from the State of Idaho prior to or subsequent to the issuance of this lease.

24. ENVIRONMENTAL QUALITY: The operation shall be conducted in accordance with the State of Idaho Water Quality Regulations. Suitable containers shall be provided for trash, garbage, and human excreta, so that such materials can be disposed of at approved sites. Waste petroleum products shall not be drained or poured onto the leased site, but shall be disposed of in suitable containers at approved sites.
                                      6
DOCUMENT PAGE:  8 OF 13

25. BOND: Concurrently to the execution of the lease by the Lessee, Lessee shall furnish to the Director a good and sufficient bond in the amount of FIVE THOUSAND DOLLARS ($5,000.00) in favor of the State of Idaho, conditioned on the payment to the surface owner(s) of all damages to the land surface and all improvements thereon, including without limitation, crops on the lands, whether or not the lands under this lease have been sold or leased by the Board for any purpose, conditioned also upon compliance by Lessee of his obligations under this lease.

        In lieu of the aforementioned bond, Lessee may furnish a good and sufficient 'statewide' bond conditioned as above in the amount of FIFTY THOUSAND DOLLARS ($50,000.00) in favor to the State of Idaho to cover all Lessee's leases and operations carried on under all State of Idaho mineral leases issued and outstanding to Lessee by the Board at any given time during the period when the 'statewide' bond is in effect.

         Prior to initiation of operations using motorized earth moving equipment, Lessee, dependent upon type of operation, shall comply with either bonding requirement as set forth under Idaho Code title 47, chapter 13 (Idaho Dredge and Placer mining Protection Act, as amended) or Idaho Code title 47, chapter 15 (Idaho Surface Mining Act, as amended).

         The period of liability of any bond shall not be terminated until all lease terms and conditions have been fulfilled and the bond is released in writing by the Director.

26. PRIOR RIGHTS AND RESERVATIONS: The Lessee agrees to take this lease subject to all valid existing rights including any properly filed outstanding prior leases or contacts of sale from the State of Idaho of any kind whatsoever and subject to the rights reserved by the Lessor as herein set forth.

27. HEIRS AND SUCCESSORS IN INTEREST: It is further agreed that each obligation hereunder shall extend to and be binding upon, and every benefit hereof shall inure to the heirs, executors, administrators, successors of or assignees of the respective parties hereto.

28. TITLE: Lessor makes no representation or warranty whatsoever with respect to its title to said leased premises and Lessee shall be solely responsible for satisfying itself with respect to the ownership of such lands; and if subsequently divested of said title, no liability shall be incurred by virtue of this lease for any loss or damage to the Lessee; nor shall any claim for refund of rents or royalties therefore paid, be made by said Lessee, its successor or assignees.

29. CONFIDENTIALITY: Any information supplied by the Lessee to the State Board of Land Commissioners, the Director, or the Department of Lands and designated by such operator as "CONFIDENTIAL" shall not be disclosed by the State Board of Land Commissioners, the Director or Department employees to any person other than the Board, the Director and employees of the Department without the expressed written permission of the Lessee supplying such information; provided, however, that this shall not be construed to prohibit the Board from using all information available to it in any administrative hearing or judicial proceedings brought under this lease, subject to appropriate protective orders.





                                     7
DOCUMENT PAGE:  9 OF 13

                                   EXHIBIT "A"

                                 ROYALTY SCHEDULE

METALLIFEROUS MINERALS (SILVER & ASSOCIATED BASE METALS/BY-PRODUCTS)

LESSOR reserves, and Lessee agrees to pay to Lessor, a production royalty as per the following schedule:

     Five (5%) Percent of the gross receipts, including all bonuses and allowances paid, earned or received at the point of sale of the first marketable minerals, after deducting reasonable transportation costs to the closest feasible point of sale, and/or smelting charges, deductions and other treatment costs.

The above listed royalty rate will be reviewed on a yearly basis, and if market conditions so warrant, the above listed minimum royalty may be increased upon a sixty (60) day notification to the Lessee.

PREPAID ROYALTY

A prepaid annual royalty shall be due and payable each year at the same time the annual rental is due, per the following schedule:

                             YEARS 1-5    $   500.00
                             YEARS 6-10   $ 1,000.00

The prepaid annual royalty shall be in addition to the annual rental and shall be allowed as a credit against production royalty for the same year in which it is paid.

WASTE ROCK

Lessor reserves, and Lessee agrees to pay to Lessor, a production royalty as per the following schedule:

                   FIFTY CENTS ($0.50) PER LOOSE CUBIC YARD

The above listed royalty rate will be reviewed on a yearly basis, and if the prevailing market value is higher then the minimum listed, the royalty rate will be adjusted accordingly upon a sixty (60) day notification to the Lessee.

PREPAID ROYALTY

A prepaid annual royalty shall be due and payable each year at the same time the annual rental is due, per the following schedule:


                            YEARS 1-5    $   500.00
                            YEARS 6-10   $ 1,000.00

The prepaid annual royalty shall be in addition to the annual rental and shall be allowed as a credit against production royalty for the same year in which it is paid.



IDL 1801-29(11)
1-1-97
                                         8
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
(Idaho Department of Lands Logo)

EXHIBIT  "B"


This State of Idaho Mineral Lease is issued subject to the following additional stipulations, incorporated herein and made a part of this lease agreement.

1. The following activities are expressly prohibited until an appropriate operating and reclamation plan is submitted to the Department of Lands with such plan reviewed according to procedures established by the Department and written approval is given by the Department:

    a. Entry upon the subject land with motorized equipment in the conduct of an exploration program.
    b. Any developmental work preparatory to the conduct of actual mining, beneficiation or other lease related operations.
    c. Commencement of actual mining, beneficiation or other related operations.

2. Prior to initiation of operations using motorized earth-moving equipment, Lessee shall submit a minimum bond of $1,000.00 per affected acre, or actual calculated reclamation costs, for each acre to be worked during the succeeding twelve (12) month period, providing the operation is not bonded under Idaho Code - Title 47, Chapter 12, "Idaho Dredge and Placer Mining Act" or Chapter 15, "Idaho Surface Mining Act." The aforementioned bond will be in addition to the required lease bond and covers without limitation surface effects of underground mining operations.

3. LATE PAYMENT PENALTIES - RENTAL AND ROYALTY: Rental and royalty is delinquent if not paid on or before the due date as set forth in Section 8 of this lease. Should rental or royalty be delinquent, the department will send a single notice of delinquency by certified mail to the Lessee. If payment is not received by the department within thirty (30) days from the date of mailing, the Department may cancel the lease without further notice to the Lessee or may assess the greater of the following: either a $25.00 late payment charge or penalty at the rate of one percent for each calendar month or fraction thereof, compounded monthly, for late payments from the date the rental or royalty is due. The Department is not responsible for notifying Lessees of rentals due prior to the due date notwithstanding any billing practices of the Department.

4. This lease is personal to the Lessee and no part of the Lessee's interest may be sublet without the lessor's prior written consent. An executed copy of the sublease agreement must be submitted to the Lessor for approval.















                                      9
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
EXHIBIT  "B" (CONTINUED)


5. The Lessee will perform or cause to be performed the following activities:

    a. Remove all buildings and items associated with residential use, scrap metal, wire, railroad ties, old vehicles, mine rails, etc., on or before November 30, 1998. Scrap metal or reusable material should be cleaned up periodically and not be left in place until the lease is assigned to another party or cancellation is requested.

    b. Annual maintenance to roads, close old roads, pull culverts, and reestablish natural drainage patterns.

    c. Prior to lease expiration or cancellation close all mine entrances (portals or shafts) on the leased ground opened by the Lessee during the time the Lessee held the lease; the method of closure to be determined by the State and the Lessee at the time expiration or cancellation is requested. This provision shall not apply to any development openings in place prior to issuance of the original lease and that were not used by the Lessee.


































                                      10
IDL 1801-29(21)
1-1-97

DOCUMENT PAGE:  12 OF 13

(Idaho Department of Lands Logo)


                                  EXHIBIT "C"

                           ACCOUNTING REQUIREMENTS

1. Lessee will pay for all materials removed from the lease premises on or before the 30th day of the month following the month the materials are removed from the leased lands. At the point of sale, Lessee will figure royalties based on the above royalty schedule.

2. Lessee will use consecutive, pre-numbered weight tickets, or a daily tally sheet, to record all materials removed from the leased lands. Weigh tickets, or the tally sheet, will list the date, truck number, gross and net weight, and truck driver name, for state review.

3. The royalty for any loads removed from the leased lands, without being accounted for by either a weigh ticket or tally sheet, shall be assessed at a triple royalty rate as penalty.



































                                          11

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